Exhibit (10)(a)

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 dated December 20, 2005 (the “Amendment”), to the Employment Agreement dated November 1, 2001 (the “Employment Agreement”) made and entered into by and between Wachovia Corporation (the “Corporation”) and Benjamin P. Jenkins, III (the “Executive”);

RECITALS

WHEREAS, Section 409A of the Internal Revenue Code (as amended, the “Code”) requires delayed commencement of payments to “key employees” in order to avoid a prohibited payment under Code Section 409A(a)(2);

WHEREAS, the Executive has been and it is contemplated that the Executive will continue to be designated as a “key employee” of the Corporation as that term is defined under Code Section 416(i);

WHEREAS, the Corporation and the Executive desire to amend the Employment Agreement in order to comply with the requirements of Code Section 409A and the rules promulgated thereunder and provide for a Code Section 409A(a)(2) deferral period as necessary to avoid a prohibited payment and prevent any imposition of certain tax penalties on the Executive;

NOW, THEREFORE, the Corporation and Executive mutually agree as follows:

1. The following new Section 4(f) is added immediately following Section 4(e):

“(f) Delayed Payment Date. Notwithstanding any provision to the contrary in this Agreement, if the Executive is deemed at the time to be a “key employee” within the meaning of that term under Internal Revenue Code Section 416(i) and such delayed commencement is otherwise required in order to avoid a prohibited distribution under Internal Revenue Code Section 409A(a)(2), no payments or benefits to which the Executive otherwise becomes entitled under this Agreement shall be made or provided to the Executive prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Executive’s “separation from service” (as such term is defined in Treasury Regulations issued under Internal Revenue Code Section 409A) or (ii) the date of the Executive’s death. Upon the expiration of the applicable Internal Revenue Code Section 409A(a)(2) deferral period referred to in the preceding sentence, all payments and benefits deferred pursuant to this Section 4(f) (whether they would have otherwise been payable in a single sum or in installments in the absence of such deferral) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.”

2. This Amendment constitutes an amendment to the Employment Agreement pursuant to Section 11(a) of the Employment Agreement. All provisions of the Employment Agreement not affected by this Amendment shall remain in full force and effect and shall continue to be binding obligations of both parties hereto. Capitalized terms used in this Amendment but not defined herein shall have the meanings assigned thereto in the Employment Agreement.

3. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Employment Agreement to be executed and delivered by its duly authorized officer, and the Executive has executed and delivered this Amendment to the Employment Agreement as of the date written above.

WACHOVIA CORPORATION	[SEAL]

ATTEST:

By:	/s/ G. Kennedy Thompson	/s/ Mark C. Treanor
Name:	G. Kennedy Thompson	Mark C. Treanor
Title:	Chief Executive Officer	Secretary

EXECUTIVE

/s/ Benjamin P. Jenkins, III	(SEAL)
Benjamin P. Jenkins, III

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 dated December 20, 2005 (the “Amendment”), to the Employment Agreement dated November 1, 2001 and restated as of February 7, 2005 (as restated, the “Employment Agreement”) made and entered into by and between Wachovia Corporation (the “Corporation”) and David M. Carroll (the “Executive”);

RECITALS

WHEREAS, Section 409A of the Internal Revenue Code (as amended, the “Code”) requires delayed commencement of payments to “key employees” in order to avoid a prohibited payment under Code Section 409A(a)(2);

WHEREAS, the Executive has been and it is contemplated that the Executive will continue to be designated as a “key employee” of the Corporation as that term is defined under Code Section 416(i);

WHEREAS, the Corporation and the Executive desire to amend the Employment Agreement in order to comply with the requirements of Code Section 409A and the rules promulgated thereunder and provide for a Code Section 409A(a)(2) deferral period as necessary to avoid a prohibited payment and prevent any imposition of certain tax penalties on the Executive;

NOW, THEREFORE, the Corporation and Executive mutually agree as follows:

1. The following new Section 4(f) is added immediately following Section 4(e):

“(f) Delayed Payment Date. Notwithstanding any provision to the contrary in this Agreement, if the Executive is deemed at the time to be a “key employee” within the meaning of that term under Internal Revenue Code Section 416(i) and such delayed commencement is otherwise required in order to avoid a prohibited distribution under Internal Revenue Code Section 409A(a)(2), no payments or benefits to which the Executive otherwise becomes entitled under this Agreement shall be made or provided to the Executive prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Executive’s “separation from service” (as such term is defined in Treasury Regulations issued under Internal Revenue Code Section 409A) or (ii) the date of the Executive’s death. Upon the expiration of the applicable Internal Revenue Code Section 409A(a)(2) deferral period referred to in the preceding sentence, all payments and benefits deferred pursuant to this Section 4(f) (whether they would have otherwise been payable in a single sum or in installments in the absence of such deferral) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.”

2. This Amendment constitutes an amendment to the Employment Agreement pursuant to Section 11(a) of the Employment Agreement. All provisions of the Employment Agreement not affected by this Amendment shall remain in full force and effect and shall continue to be binding obligations of both parties hereto. Capitalized terms used in this Amendment but not defined herein shall have the meanings assigned thereto in the Employment Agreement.

3. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Employment Agreement to be executed and delivered by its duly authorized officer, and the Executive has executed and delivered this Amendment to the Employment Agreement as of the date written above.

WACHOVIA CORPORATION	[SEAL]

ATTEST:

By:	/s/ G. Kennedy Thompson	/s/ Mark C. Treanor
Name:	G. Kennedy Thompson	Mark C. Treanor
Title:	Chief Executive Officer	Secretary

EXECUTIVE

/s/ David M. Carroll	(SEAL)
David M. Carroll

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 dated December 20, 2005 (the “Amendment”), to the Employment Agreement dated November 1, 2001 (the “Employment Agreement”) made and entered into by and between Wachovia Corporation (the “Corporation”) and Robert P. Kelly (the “Executive”);

RECITALS

WHEREAS, Section 409A of the Internal Revenue Code (as amended, the “Code”) requires delayed commencement of payments to “key employees” in order to avoid a prohibited payment under Code Section 409A(a)(2);

WHEREAS, the Executive has been and it is contemplated that the Executive will continue to be designated as a “key employee” of the Corporation as that term is defined under Code Section 416(i);

WHEREAS, the Corporation and the Executive desire to amend the Employment Agreement in order to comply with the requirements of Code Section 409A and the rules promulgated thereunder and provide for a Code Section 409A(a)(2) deferral period as necessary to avoid a prohibited payment and prevent any imposition of certain tax penalties on the Executive;

NOW, THEREFORE, the Corporation and Executive mutually agree as follows:

1. The following new Section 4(f) is added immediately following Section 4(e):

“(f) Delayed Payment Date. Notwithstanding any provision to the contrary in this Agreement, if the Executive is deemed at the time to be a “key employee” within the meaning of that term under Internal Revenue Code Section 416(i) and such delayed commencement is otherwise required in order to avoid a prohibited distribution under Internal Revenue Code Section 409A(a)(2), no payments or benefits to which the Executive otherwise becomes entitled under this Agreement shall be made or provided to the Executive prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Executive’s “separation from service” (as such term is defined in Treasury Regulations issued under Internal Revenue Code Section 409A) or (ii) the date of the Executive’s death. Upon the expiration of the applicable Internal Revenue Code Section 409A(a)(2) deferral period referred to in the preceding sentence, all payments and benefits deferred pursuant to this Section 4(f) (whether they would have otherwise been payable in a single sum or in installments in the absence of such deferral) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.”

2. This Amendment constitutes an amendment to the Employment Agreement pursuant to Section 11(a) of the Employment Agreement. All provisions of the Employment Agreement not affected by this Amendment shall remain in full force and effect and shall continue to be binding obligations of both parties hereto. Capitalized terms used in this Amendment but not defined herein shall have the meanings assigned thereto in the Employment Agreement.

3. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Employment Agreement to be executed and delivered by its duly authorized officer, and the Executive has executed and delivered this Amendment to the Employment Agreement as of the date written above.

WACHOVIA CORPORATION	[SEAL]

ATTEST:

By:	/s/ G. Kennedy Thompson	/s/ Mark C. Treanor
Name:	G. Kennedy Thompson	Mark C. Treanor
Title:	Chief Executive Officer	Secretary

EXECUTIVE

/s/ Robert P. Kelly	(SEAL)
Robert P. Kelly

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 dated December 20, 2005 (the “Amendment”), to the Employment Agreement dated November 1, 2001 (the “Employment Agreement”) made and entered into by and between Wachovia Corporation (the “Corporation”) and Stephen E. Cummings (the “Executive”);

RECITALS

WHEREAS, Section 409A of the Internal Revenue Code (as amended, the “Code”) requires delayed commencement of payments to “key employees” in order to avoid a prohibited payment under Code Section 409A(a)(2);

WHEREAS, the Executive has been and it is contemplated that the Executive will continue to be designated as a “key employee” of the Corporation as that term is defined under Code Section 416(i);

WHEREAS, the Corporation and the Executive desire to amend the Employment Agreement in order to comply with the requirements of Code Section 409A and the rules promulgated thereunder and provide for a Code Section 409A(a)(2) deferral period as necessary to avoid a prohibited payment and prevent any imposition of certain tax penalties on the Executive;

NOW, THEREFORE, the Corporation and Executive mutually agree as follows:

1. The following new Section 4(f) is added immediately following Section 4(e):

“(f) Delayed Payment Date. Notwithstanding any provision to the contrary in this Agreement, if the Executive is deemed at the time to be a “key employee” within the meaning of that term under Internal Revenue Code Section 416(i) and such delayed commencement is otherwise required in order to avoid a prohibited distribution under Internal Revenue Code Section 409A(a)(2), no payments or benefits to which the Executive otherwise becomes entitled under this Agreement shall be made or provided to the Executive prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Executive’s “separation from service” (as such term is defined in Treasury Regulations issued under Internal Revenue Code Section 409A) or (ii) the date of the Executive’s death. Upon the expiration of the applicable Internal Revenue Code Section 409A(a)(2) deferral period referred to in the preceding sentence, all payments and benefits deferred pursuant to this Section 4(f) (whether they would have otherwise been payable in a single sum or in installments in the absence of such deferral) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.”

2. This Amendment constitutes an amendment to the Employment Agreement pursuant to Section 11(a) of the Employment Agreement. All provisions of the Employment Agreement not affected by this Amendment shall remain in full force and effect and shall continue to be binding obligations of both parties hereto. Capitalized terms used in this Amendment but not defined herein shall have the meanings assigned thereto in the Employment Agreement.

3. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Employment Agreement to be executed and delivered by its duly authorized officer, and the Executive has executed and delivered this Amendment to the Employment Agreement as of the date written above.

WACHOVIA CORPORATION	[SEAL]

ATTEST:

By:	/s/ G. Kennedy Thompson	/s/ Mark C. Treanor
Name:	G. Kennedy Thompson	Mark C. Treanor
Title:	Chief Executive Officer	Secretary

EXECUTIVE

/s/ Stephen E. Cummings	(SEAL)
Stephen E. Cummings